UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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BIRNER DENTAL MANAGEMENT SERVICES, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

Set forth below are copies of several communications first published, sent or given by Birner Dental Management Services, Inc. (the “Company”) on October 3, 2018.

Letter to Employees of the Company from Fred Birner, the CEO of the Company

[Birner Dental Management Services Letterhead]

October 3, 2018

Dear Perfect Teeth Members:

We announced today that Birner Dental Management Services has entered into a merger agreement with Mid-Atlantic Dental Partners, a growing DSO based in Philadelphia with 24 affiliated practices. The transaction is subject to shareholder approval and will likely take the balance of the year to close. As founder and CEO of our company, I have some mixed emotions after remaining independent for the past 22 years. However, we believe this transaction is in the best interest of our shareholders, patients and each of you as employees. Each of you should be excited about being part of a larger growing opportunity and what that can mean for your individual career paths.

Attached to this letter is a letter from Mitch Goldman, the CEO of Mid-Atlantic inviting all of you to welcome meetings. I hope all of you will attend these events to meet the Mid-Atlantic team. Please RSVP to Jesse DeVries at: jdevries@perfectteeth.com.

I am proud of what we have accomplished as an independent organization but now look forward to a new chapter for our Company.

I look forward to meeting with you as we come around to introduce the Mid-Atlantic team and to answer any questions.

Sincerely,

/s/ Fred Birner

Fred Birner

Chief Executive Officer

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All terms used but not otherwise defined below have the respective meanings set forth in the Agreement and Plan of Merger, dated October 3, 2018, by and among the Company, Mid-Atlantic Dental Services Holdings, LLC, and Bronco Acquisition, Inc., which has been filed as Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 3, 2018. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (i) risks related to the consummation of the transaction, including the risks that (A) the transaction may not be consummated within the anticipated time period, or at all, (B) the parties may fail to obtain shareholder approval of the transaction, (C) other conditions to the consummation of the transaction may not be satisfied, (D) all or part of Parent’s financing may not become available, (E) the risk that regulatory, licensure or other approvals required for the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, (F) the significant limitations on remedies contained in the Merger Agreement may limit or entirely prevent the Company from specifically enforcing Parent’s obligations under the Merger Agreement or recovering damages for any breach by Parent, and (G) that all or any portion of the CVR is not paid to the Company’s shareholders, (ii) the effects that any termination of the transaction may have on the Company or its business, including the risks that (A) the Company’s stock price may decline significantly if the transaction is not completed, (B) the transaction may be terminated in circumstances requiring the Company to pay Parent a termination fee of up to $2,000,000, or (C) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the transaction; (iii) the effects that the announcement or pendency of the transaction may have on the Company and its business, including the risks that as a result (A) the Company’s business, operating results or stock price may suffer, (B) the Company’s current plans and operations may be disrupted, (C) the Company’s ability to retain or recruit key employees may be adversely affected, (D) the Company’s business relationships (including patients, dentists, and suppliers) may be adversely affected, or (E) the attention of the Company’s management or employees may be diverted from other important matters; (iv) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (v) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the transaction and instituted against the Company and others; (vi) the risk that the transaction may involve unexpected costs, liabilities or delays; (vii) other economic, business, competitive, legal, regulatory or tax factors; and (viii) other factors described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, subsequent Quarterly Reports on Form 10-Q and in any other of the Company’s filings with the SEC.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Company shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that the Company files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s investor website (https://www.perfectteeth.com/about/investor-relations), or by writing or calling the Company at Birner Dental Management Services, Inc., 1777 S. Harrison Street, Suite 1400, Denver, CO 80210 or at (303) 691-0680.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 30, 2018. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Letter to Employees of the Company from Mitch Goldman, the CEO of Mid-Atlantic Dental Partners

[Mid-Atlantic Dental Partners Letterhead]

To the Perfect Teeth Team:

Today marks a turning point in the distinguished history of Birner Dental Management Services and the Perfect Teeth brand. I am pleased to announce that the Birner Board has approved the merger of Birner into a subsidiary of Mid-Atlantic Dental Partners. As the CEO of Mid-Atlantic, I want to welcome all of you to the Mid-Atlantic family.

Please check the following link for a video announcement:

[MADP Video] [See below for a transcript of this video.]

The Birner Team has built an impressive footprint in the southwest and we believe with significant investment in the platform and the people that collectively, the Perfect Teeth Team and the Mid-Atlantic Team can take the combined company to the next level. Birner was a pioneer in the DSO space and you all have a lot to be proud of. The combination of the Birner’s and Mid-Atlantic Dental Partners’ platforms is the first step toward building a national DSO company.

Mid-Atlantic Dental Partners: A Regional DSO

While I understand that many of you have never heard of our company, I want to introduce you to Mid-Atlantic Dental Partners and let you know what the next few months will be like. Mid-Atlantic Dental Partners is a young Dental Support Organization (“DSO”). Founded in 2016, we have 24 affliliated practices with 8 more about to join our team. We currently operate in Pennsylvania, Delaware and Maryland. Soon, we will be in New Jersey.

We are committed (1) to providing the highest quality, state-of-the-art dental care to our patients and (2) elevating the importance of the dental team in maintaining our patients’ total health. We view our dentists and the other members of the Mid-Atlantic team as important partners in the growth of our business. We view our Mid-Atlantic team as the key assets of the company.

Investing in Growth Opportunities

We believe that there are significant opportunities for the growth in the Perfect Teeth platform and we believe that we can take advantage of them. We believe that as a DSO, we must invest in our people, practices and our patients. We are long term investors and we are planning to make substantial investment in the practice management systems, technology and equipment as well as the offices. We believe our partnership model that provides financial incentives for top performers at all levels of the company will enable Mid-Atlantic to retain the best employees as well as recruiting new people for the long term. Our people-oriented approach will enable Birner employees to find opportunities for advancement in the Mid-Atlantic model. It is our intention to keep the Perfect Teeth brand and to invest in renewing the brand awareness.

Our Plan for the Next Few Months

Over the next six months, we will be visiting all the practices and identifying the priority growth opportunities. We will be listening to your thoughts as well. On October 9th, 10th, and 11th we will be hosting “Welcome” events in Albuquerque, Phoenix, and Denver. The dates, times and locations are set forth below:

October 9th – Albuquerque

Hyatt Regency

330 Tijeras Avenue, NW

Albuquerque, NM 87102

Dinner: 7:00 pm

October 10th – Phoenix

Doubletree by Hilton Phoenix North

10220 N. Metro Parkway East

Phoenix, AZ 85051

Dinner: 7:00 pm

October 11th – Denver

Doubletree by Hilton Hotel Denver – Stapleton North

4040 Quebec Street

Denver, CO 80216

Dinner: 7:00 pm

I look forward to seeing all of you at one of our meetings. The Welcome Meetings will be the opportunity for all of you to meet our team and vice versa, to discuss opportunities for growth in the practices and to have some fun.

We are excited about the opportunities that this new venture presents for all of us and we look forward to building a new Perfect Teeth brand together.

Sincerely,

/s/ C. Mitchell Goldman

C. Mitchell Goldman

Chief Executive Officer

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (i) risks related to the consummation of the transaction, including the risks that (A) the transaction may not be consummated within the anticipated time period, or at all, (B) the parties may fail to obtain shareholder approval of the transaction, (C) other conditions to the consummation of the transaction may not be satisfied, (D) all or part of Parent’s financing may not become available, (E) the risk that regulatory, licensure or other approvals required for the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, (F) the significant limitations on remedies contained in the Merger Agreement may limit or entirely prevent the Company from specifically enforcing Parent’s obligations under the Merger Agreement or recovering damages for any breach by Parent, and (G) that all or any portion of the CVR is not paid to the Company’s shareholders, (ii) the effects that any termination of the transaction may have on the Company or its business, including the risks that (A) the Company’s stock price may decline significantly if the transaction is not completed, (B) the transaction may be terminated in circumstances requiring the Company to pay Parent a termination fee of up to $2,000,000, or (C) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the transaction; (iii) the effects that the announcement or pendency of the transaction may have on the Company and its business, including the risks that as a result (A) the Company’s business, operating results or stock price may suffer, (B) the Company’s current plans and operations may be disrupted, (C) the Company’s ability to retain or recruit key employees may be adversely affected, (D) the Company’s business relationships (including patients, dentists, and suppliers) may be adversely affected, or (E) the attention of the Company’s management or employees may be diverted from other important matters; (iv) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (v) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the transaction and instituted against the Company and others; (vi) the risk that the transaction may involve unexpected costs, liabilities or delays; (vii) other economic, business, competitive, legal, regulatory or tax factors; and (viii) other factors described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, subsequent Quarterly Reports on Form 10-Q and in any other of the Company’s filings with the SEC.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Company shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that the Company files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s investor website (https://www.perfectteeth.com/about/investor-relations), or by writing or calling the Company at Birner Dental Management Services, Inc., 1777 S. Harrison Street, Suite 1400, Denver, CO 80210 or at (303) 691-0680.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 30, 2018. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Transcript of Video Message from Mitch Goldman, the CEO of Mid-Atlantic Dental Partners, to the Company’s Employees

Hello. My name is Mitch Goldman. I am the CEO of Mid-Atlantic Dental Partners. By now, most of you know that Mid-Atlantic and Birner have agreed to merge Birner into a subsidiary of Mid-Atlantic Dental Partners. I want to welcome all of you into our family. This is a great day for us. In this short video, I want to introduce our company and talk about the plan for the next few months. Mid-Atlantic is a regional DSO with 17 affiliated practices in three states – the states of Pennsylvania, Maryland and Delaware – and soon will be adding eight more affiliations in New Jersey. We’re really committed to providing the highest quality dental care in all of our practices and to elevating the status of our dental team’s role in our patients’ overall healthcare. We believe that the Perfect Teeth platform offers significant growth opportunities and we intend to invest in our people, in our practices, the offices, the equipment, and the technology, as well as our patients. We view our employees as the company’s assets and we look forward to meeting all of you. Over the next six months, we will be visiting all of the practices to understand where the growth opportunities are. To begin the process, we’re going to be holding welcoming meetings in Albuquerque, Phoenix and Denver on October 9, 10 and 11. More details will follow. I hope to see all of you there. Our Mid-Atlantic team will be there to greet you. We want to get to know you and hear your ideas about the growth opportunities for the Perfect Teeth brand. The Birner team was an early pioneer in the DSO space and built an impressive dental network. You have a lot to be proud of. This is a very exciting opportunity for all of us as we begin to build a truly national DSO platform and take the Perfect Teeth brand to the next level. We look forward to meeting all of you next week.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (i) risks related to the consummation of the transaction, including the risks that (A) the transaction may not be consummated within the anticipated time period, or at all, (B) the parties may fail to obtain shareholder approval of the transaction, (C) other conditions to the consummation of the transaction may not be satisfied, (D) all or part of Parent’s financing may not become available, (E) the risk that regulatory, licensure or other approvals required for the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, (F) the significant limitations on remedies contained in the Merger Agreement may limit or entirely prevent the Company from specifically enforcing Parent’s obligations under the Merger Agreement or recovering damages for any breach by Parent, and (G) that all or any portion of the CVR is not paid to the Company’s shareholders, (ii) the effects that any termination of the transaction may have on the Company or its business, including the risks that (A) the Company’s stock price may decline significantly if the transaction is not completed, (B) the transaction may be terminated in circumstances requiring the Company to pay Parent a termination fee of up to $2,000,000, or (C) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the transaction; (iii) the effects that the announcement or pendency of the transaction may have on the Company and its business, including the risks that as a result (A) the Company’s business, operating results or stock price may suffer, (B) the Company’s current plans and operations may be disrupted, (C) the Company’s ability to retain or recruit key employees may be adversely affected, (D) the Company’s business relationships (including patients, dentists, and suppliers) may be adversely affected, or (E) the attention of the Company’s management or employees may be diverted from other important matters; (iv) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (v) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the transaction and instituted against the Company and others; (vi) the risk that the transaction may involve unexpected costs, liabilities or delays; (vii) other economic, business, competitive, legal, regulatory or tax factors; and (viii) other factors described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, subsequent Quarterly Reports on Form 10-Q and in any other of the Company’s filings with the SEC.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transaction. Company shareholders are urged to carefully read these materials (and any amendments or supplements) and any other relevant documents that the Company files with the SEC when they become available because they will contain important information. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s investor website (https://www.perfectteeth.com/about/investor-relations), or by writing or calling the Company at Birner Dental Management Services, Inc., 1777 S. Harrison Street, Suite 1400, Denver, CO 80210 or at (303) 691-0680.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 30, 2018. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants in the proxy solicitation, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.